                                                                   EXHIBIT 10.12

                              AGREEMENT OF LEASE

     AGREEMENT OF LEASE made this 4th day of September, 1997 by and between THE BUNCHER COMPANY (hereinafter called "Landlord"), a Pennsylvania corporation having its principal place of business in the __________, Allegheny County, Pennsylvania and WESCO Distribution, Inc. (hereinafter called "Tenant"), a Delaware corporation having its principal place of business in the City of Pittsburgh, Allegheny County, Pennsylvania.

     WHEREAS, Landlord has full right and power to lease pursuant hereto a certain parcel of land (the "Premises") more particularly described in and/or shown outlined in red on Exhibit A attached hereto, upon which is erected a building containing approximately 58,499 square feet of space and known as 2528 Lovi Road, Freedom, PA 15042 and other improvements incidental thereto (which building portion and other incidental improvements are hereinafter called the "Improvements"); and

     WHEREAS, Landlord desires to lease to Tenant and Tenant desires to take and hire from Landlord the Premises and the Improvements. (The Premises and the Improvements are sometimes hereinafter collectively called the "Leased Premises".)

     NOW, THEREFORE, WITNESSETH, That Landlord hereby demises and leases unto Tenant, and Tenant hereby takes and hires from Landlord the Leased Premises, subject to the terms and conditions hereof.

     Term.  TO HAVE AND TO HOLD the Leased Premises unto Tenant for a term of
     ----
five (5) years commencing at 12:01 A.M. on October 1, 1997 (the "Commencement Date") and ending at 11:59 P.M. on September 30, 2002; subject nevertheless, to the following covenants and conditions which Landlord and Tenant respectively covenant and agree to keep and perform.

     1.   Rent.  See Rider Item #3.
          ----

     2.   Taxes.  See Rider Item #7.  Tenant will pay to Landlord on demand and
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as additional rental hereunder all real estate taxes (including taxes levied or assessed in lieu of or as a substitution for real estate taxes) imposed, assessed or levied upon or against the Leased Premises during the term of this Lease.

     In addition, Tenant will pay to Landlord on demand as additional rental hereunder, each and every item of expense in the nature of a tax or imposition for the payment of which Landlord is or shall become liable by reason of Landlord's estate or interest in the
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Leased Premises, or any portion thereof, including without limiting the generality thereof all personal property taxes, sales taxes, excise taxes, use and occupancy taxes, whether or not the same are now customarily levied or enacted and regardless of whether the same shall be general or special, foreseen or unforeseen, provided the same shall be (i) levied or assessed against Landlord or Tenant in connection with the Leased Premises, or any portion thereof, or (ii) levied, assessed or imposed upon or against, or which shall be measured by, any rents or rental income, as such, payable to Landlord, provided, however, that Tenant shall not be obligated hereunder to pay any of the following:

          a. any estate, inheritance, devolution, succession, transfer, legacy or gift tax which may be imposed upon or with respect to any transfer of Landlord's interest in the Leased Premises; or

          b. any net income tax levied upon or against Landlord's income from all sources.

     3.  Use.  Tenant will use and occupy the Leased Premises only for office,
         ---
storage and distribution of Tenant's electrical products and other lawful uses consistent with existing uses of the Tri-County Commerce Park and will not create, permit or maintain any nuisance thereon. Tenant will not use or occupy or suffer or permit the Leased Premises or any part thereof to be used or occupied for (a) any purpose contrary to law or the rules or regulations of any governmental authority having jurisdiction over the Leased Premises (b) any purpose which in the reasonable judgment of Landlord is hazardous or detrimental to persons or property.

     4.  Maintenance and Repair.  See Rider Item #4.  Tenant will at Tenant's
         ----------------------
sole cost and expense keep the Leased Premises and all equipment and personal property of Landlord therein in good order, condition and repair, damage by insured casualty excepted. If Tenant fails or refuses to keep the Leased Premises in good order, condition and repair as aforesaid, Landlord may do so, and charge the cost thereof to Tenant to be collected as additional rental hereunder.

     Landlord shall, during the term of this Lease, at its sole cost and expense and as promptly as is reasonable under the circumstances, make all needed structural repairs (exclusive of painting) to the Improvements upon receipt of notice from Tenant of the need for such repairs, unless the need for such repairs was caused by the wrongful act or negligence of Tenant, in which event Tenant shall promptly make such repairs at Tenant's sole cost and expense. Structural repairs shall mean only repairs to the roof, exterior walls, rain conductors, floors, foundations and steel frame of the Improvements and the utility service lines running from the main line to the Building. Structural repairs shall be

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deemed to be needed when the failure to make same will result in a hazard to persons or property and/or cause a significant impairment to Tenant's use of the Leased Premises for the purposes set forth in section 3 hereof.

      5.  Alterations.  Tenant will not make or permit to be made any
          -----------
alterations, improvements and additions to the Leased Premises or any part thereof except by and with the prior written consent of Landlord, which consent shall not be unreasonably withheld. All alterations, improvements and additions to the Leased Premises shall be made in accordance with all applicable laws and shall at once when made or installed be deemed to have attached to the freehold and to have become the property of Landlord and except as provided in section 12 of this Lease shall remain for the benefit of Landlord at the end of the term of this Lease or other expiration of this Lease in as good order and condition as they were when installed, reasonable wear and tear and damage by insured casualty excepted; provided, however, if at the time of such alterations, the parties hereto agreed that such alterations were to be removed at the termination of this Lease, Tenant shall at Tenant's sole cost and expense promptly remove the alterations, improvements and additions which were placed in the Leased Premises by Tenant and which are designated in said notice and repair any damage occasioned by such removal and restore the Leased Premises to the condition in which they were prior to such alterations, improvements or additions, reasonable wear excepted, and in default thereof Landlord may effect said removals and repairs at Tenant's expense. In the event of making such alterations, improvements and additions as herein provided, Tenant further will indemnify and save harmless Landlord from all reasonable expense, liens, claims or damages or injuries to either persons or property arising out of, or resulting from the undertaking, making or removal of said alterations, additions and improvements.

      6.  Assignment and Subletting.  See Rider Item #5.  Tenant shall not
          -------------------------
assign this Lease or sublet the whole or any part of the Leased Premises or permit any other persons to occupy same without the prior written consent of Landlord. Landlord shall not unreasonably withhold such consent. Any such assignment or subletting, even with the consent of Landlord, shall not relieve Tenant from liability for payment of rent or other sums herein provided or from the obligation to keep and be bound by the terms, conditions and covenants of this Lease. The acceptance by Landlord of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or to be a consent to the assignment of this Lease or subletting of the Leased Premises.

      Any transfer of this Lease from Tenant by merger, consolidation or liquidation shall constitute an assignment of this Lease and shall require the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

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

      An assignment for the benefit of creditors or by operation of law shall not be effective to transfer any rights to an assignee without the prior written consent of the Landlord first having been obtained.

      7.  Utilities.  Tenant will pay for all public and private utility
          ---------
services, including water and sewer rentals, used or consumed on or in connection with the Leased Premises. Electric and gas shall be separately metered, water and sewer to be submetered and invoiced to Tenant by Landlord.

      8.  Insurance.  See Rider Item #6.  During the term of this Lease, Tenant
          ---------
will at Tenant's sole cost and expense maintain with insurance companies satisfactory to Landlord comprehensive public liability and property damage insurance with respect to the Leased Premises, with minimum limits of $1,000,000 with respect to the death or injury of one person, and $2,000,000 with respect to the death or injury of two or more persons and $200,000 with respect to property damage. Such insurance coverage shall be endorsed to include the contractual liability assumed by Tenant under section 9 hereof.

      Prior to the Commencement Date, Tenant shall furnish to Landlord certificates evidencing the comprehensive public liability insurance and property damage coverage as provided in this section 8 above, said certificates and policies to contain the standard 10 day notification clause to Landlord and Landlord's mortgagee in the event of change of cancellation of insurance coverage, and shall name Landlord as an additional insured.

      9.  Indemnity.  See Rider Item #8.  Tenant will protect and save and keep
          ---------
Landlord forever harmless and indemnified against and from any penalty or damage or charges imposed for any violation of any law or ordinance, whether occasioned by the neglect of Tenant or those holding under Tenant, and Tenant will at all times protect, indemnify and save and keep harmless Landlord against and from all claims, loss, cost, damage or expense arising out of or from any accident or other occurrence on or about the Leased Premises causing injury to any person or property whomsoever or whatsoever, and will protect, indemnify, save and keep harmless Landlord against and from any and all claims and against and from any and all loss, cost, damage, or expense arising out of any failure of Tenant in any respect to comply with and perform all the requirements and provisions of this Lease.

      10. Surrender.  Tenant will deliver up and surrender to Landlord
          ---------
possession of the Leased Premises upon expiration of the term of this Lease or upon the earlier termination of this Lease, broom clean and in as good condition and repair as the same shall be at the commencement of the term of this Lease, ordinary wear and tear and damage by insured

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

casualty excepted. Tenant hereby waives any notice now or hereafter required by law with respect to vacating at the termination of any tenancy.

      11.  Access to Leased Premises.  Tenant will permit Landlord or Landlord's
           -------------------------
agents to inspect or examine the Leased Premises at any reasonable time upon reasonable advanced notice and permit Landlord to make such repairs to the Leased Premises as Landlord may deem necessary for preservation of the Leased Premises and which Tenant has failed so to make without the same being construed as an eviction of Tenant in whole or in part, and the rent shall in no wise abate while such repairs, alterations, improvements or additions are being made by reason of loss or interruption of the business of Tenant because of the prosecution of such work. Landlord shall diligently perform all work referenced herein.

      Landlord shall have the right to enter upon the Leased Premises at any reasonable time and from time to time during the term of this Lease for the purpose of exhibiting the same to prospective purchasers and for a period commencing 180 days prior to the end of the term of this Lease for the purpose of exhibiting the same to prospective tenants. During said 180-day period Landlord may place signs in or upon the Leased Premises to indicate that same are for rent or sale, which signs shall not be removed, obliterated or hidden by Tenant. Landlord's signs shall not obstruct Tenant's signs.

      12.  Tenant's Property.  All fixtures, equipment and other property placed
           -----------------
or installed in or on the Leased Premises by Tenant and designed for and used in the conduct of Tenant's business in the Leased Premises, shall at all times be and remain the property of Tenant. Tenant will at Tenant's sole cost and expense remove all such equipment, fixtures and other property from the Leased Premises prior to the termination of this Lease and Tenant will at Tenant's cost and expense repair any and all damage to the Leased Premises caused or occasioned by the installation or removal of said fixtures, equipment or other property. Any and all such equipment, fixtures and other property which shall remain on the Leased Premises for more than five (5) days after the termination of this Lease, shall at Landlord's option be deemed abandoned by Tenant and become the sole property of Landlord, or may be removed by Landlord in which case Tenant shall pay or reimburse Landlord for the reasonable cost of such removal and of repairing any and all damage to the Leased Premises caused thereby.

      13.  Signs.  Tenant may install at Tenant's own cost and expense an
           -----
appropriate sign or signs on the Leased Premises referring to Tenant's business or services; provided, however, that the size, type and location of any such sign shall comply with all applicable laws and governmental rules, regulations and restrictions and shall be subject to Landlord's approval, which approval shall not be unreasonably withheld or delayed.

      14.  Condemnation of the Leased Premises.  If the Leased Premises or any
           -----------------------------------
part thereof shall be taken or condemned either permanently or temporarily for any public use or purpose by any competent authority in condemnation proceedings or by any right of eminent domain, the entire compensation award thereof, both leasehold and reversion, shall belong to the Landlord without any deduction therefrom for any present or future estate of Tenant, and Tenant hereby assigns to Landlord all its right, title and interest to any such award. Tenant shall, however, be entitled to claim, prove and receive in such condemnation proceedings such award as may be allowed for moving and relocation expenses, fixtures and other equipment installed by Tenant, but only if such award shall be in addition to the award for the Leased Premises.

      If substantially all of the Leased Premises shall be taken as aforesaid or if any such taking shall render the Leased Premises unfit for the conduct of Tenant's business, then this Lease shall terminate and shall become null and void from the time possession thereof is required for public use, and from that date the parties hereto shall be released from all further obligations hereunder.

      If only a portion of the Leased Premises shall be so taken or condemned, which taking shall not materially render the Leased Premises unfit for the conduct of Tenant's business, then Landlord at its own expense shall with all reasonable dispatch repair and restore the portion not affected by the taking and this Lease shall continue in full force and effect except that the rental shall be equitably and proportionately reduced.

      15.  Damage or Destruction.  See Rider Item #15.  If, during the term of
           ---------------------
this Lease, the Improvements are so damaged or destroyed by insured casualty so as to render the Improvements unfit for occupancy by Tenant for the purposes set forth in section 3 of this Lease, and if the Improvements cannot in the sole judgment of Landlord be repaired, restored or rebuilt within five (5) months from the happening of such damage or destruction, then Landlord or Tenant may terminate this Lease as of the date of such damage by giving the other notice in writing with respect thereto within thirty (30) days from the date of such happening. In such case, rental hereunder shall abate as of the date of such damage or destruction and Landlord shall be entitled to retain all insurance proceeds resulting from such damage or destruction. Landlord shall refund to Tenant any unearned rent paid in advance and Tenant shall as expeditiously as is reasonable under the circumstances remove such of its property as it is required to remove under the provisions of section 12 hereof and shall surrender the Leased Premises to Landlord who may enter upon and repossess the same, and all further liability Tenant and Landlord hereunder shall thereupon cease.

      In the event any such damage to or destruction of the Improvements can in the sole judgment of Landlord be repaired within a period of five (5) months after the happening thereof, Landlord shall repair, restore or rebuild the Improvements and Tenant's Improvement with all reasonable dispatch and in a good workmanlike manner, and this Lease shall not be affected in any manner, except that the liability of Tenant for rent shall be suspended for the period during which such repair, restoration or rebuilding is being made. However, if the damage is such as not to render the Improvements totally unfit for the occupancy by Tenant for the purposes set forth in section 3 of this Lease, Landlord shall repair the Improvements with all reasonable dispatch and rentals hereunder shall abate pro rata to the extent that portions of the Leased Premises are not available for use by Tenant. In either situation provided for in this paragraph, Landlord shall be entitled to receive and retain all insurance proceeds resulting from such damage or destruction.

      Notwithstanding the foregoing provisions of this section 15, if the Improvements shall be destroyed or in the judgment of Landlord substantially damaged by insured casualty during the last two (2) years of the term of this Lease, Landlord may, within 30 days after the occurrence of such damage or destruction, cancel and terminate this Lease by giving written notice to Tenant, and if such notice is given, this Lease shall expire as of the date of such destruction with the same effect as though that date was the date of the expiration of the term of this Lease, rental hereunder shall abate as of the date of such damage or destruction, Landlord shall be entitled to retain all insurance proceeds resulting from such damage or destruction, Landlord shall refund to Tenant any unearned rent paid in advance, and Tenant shall as expeditiously as is reasonable under the circumstances remove such of its property as it is required to remove under the provisions of section 12 hereof and shall surrender the Leased Premises to Landlord who may enter upon and repossess the same, and all further liability Tenant and Landlord hereunder shall thereupon cease. If this Lease is not so cancelled and terminated, the provisions of the foregoing paragraphs of this section 15 shall control.

      16.  Default and Remedies.  See Rider Item #16.  All rights and remedies
           --------------------
of Landlord herein enumerated shall be cumulative, and none shall exclude any other rights or remedies allowed by law. Tenant covenants and agrees that if any of the following events of default occur, that is, if:

           a. Tenant shall fail, neglect or refuse to pay any rent or sums payable hereunder as rent at the time and in the amount as herein provided, or to pay any other monies agreed by it to be paid promptly when and as the same shall become due and payable under the terms hereof, or if Tenant shall fail to keep and maintain in full force and effect the insurance required under section 8 of this Lease, and if any such default should continue for a period of more than 10 days after notice thereof by Landlord to Tenant; or

          b. Tenant commit waste thereon, or any execution be issued against a substantial part of Tenant's assets or bankruptcy, receivership or insolvency proceedings be instituted by or against Tenant or an assignment made by Tenant for the benefit of creditors, or Tenant shall fail, neglect or refuse to keep and perform any of the other covenants, conditions, stipulations or agreements herein contained and covenanted and agreed to be kept and performed by it, and in the event any such failure, neglect or refusal shall continue for a period of more than 30 days after notice thereof is given in writing to Tenant by Landlord, provided, however, that if the cause for giving such notice involves the making of repairs or other matters reasonably requiring a longer period of time than the period of such notice, Tenant shall be deemed to have complied with such notice so long as it has commenced to comply with said notice within the period set forth in the notice and is diligently prosecuting compliance of said notice or has taken the proper steps or proceedings under the circumstances to prevent the seizure, destruction, alteration or other interference with said Leased Premises by reason of non-compliance with the requirements of any law or ordinance or with the rules, regulations or directions of any governmental authority, as the case may be;

then the present value of the entire rental for the balance of the term of this Lease discounted at 8% per annum shall at the option of Landlord at once become due and payable as if by the terms of this Lease it is payable in advance, and if not so paid the Tenant does hereby authorize and fully empower Landlord to cancel or annul this Lease at once and in compliance with the laws of Pennsylvania to re-enter and take possession of the Leased Premises immediately, without any previous notice of intention to re-enter, and to remove all persons and their property therefrom, and to use such assists in effecting and perfecting such removal of Tenant as may be necessary and advisable to recover at once first and exclusive possession of the Leased Premises, without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used by Landlord, in which event this Lease shall terminate and Tenant shall indemnify Landlord against all unavoidable loss of rent which Landlord may incur by reason of such termination during the residue of the term of this Lease.

     Landlord may, however, at its option at any time and after such default or violation of condition or covenant, in compliance with the laws of Pennsylvania, re-enter and take possession of the Leased Premises without such re-entry working a forfeiture of the rents to be paid and the covenants, agreements and conditions to be kept and performed by Tenant for the term of this Lease. In such event Landlord shall have the right, but not the obligation, to divide or subdivide the Leased Premises in any manner Landlord may determine and make reasonable efforts to lease or let the same or portions hereof for such periods of time and at such rentals and for such use and upon such covenants and conditions as Landlord may elect, applying the net rentals from such letting first to the payment of Landlord's reasonable expenses incurred in dispossessing Tenant and the reasonable cost and expense of making such improvements in the Leased Premises as may be necessary in order to enable Landlord to re-let the same, and to the payment of any reasonable brokerage commissions or other necessary expenses of Landlord in connection with such re-letting. The balance, if any, shall be applied by Landlord from time to time on account of the payments due or payable by Tenant hereunder, with the right reserved to Landlord to bring such action or proceedings for the recovery of any deficits remaining unpaid as Landlord may deem desirable from time to time, without being obligated to await the end of the Term for the final determination of Tenant's account. Any balance remaining, however, after full payment and liquidation of Landlord's account as aforesaid shall be paid to Tenant, with the right reserved to Landlord at any time to give notice in writing to Tenant of Landlord's election to cancel and terminate this Lease, and the giving of such notice in writing to Tenant of Landlord's election to cancel and terminate this Lease and the simultaneous payment by Landlord to Tenant of any credit balance in Tenant's favor that may at the time be owing to Tenant shall constitute a final and effective cancellation and termination of the Lease and the obligation hereunder on the part of either party to the other.

      17.  Confession of Judgment.
           ----------------------

      18.  Hold Over.  If Tenant shall remain in possession of the Leased
           ---------
Premises after the expiration of the term of this Lease with the prior written consent of Landlord, then Tenant shall be deemed a tenant of the Leased Premises from month to month at the same rental and subject to all of the terms and provisions hereof, except only as to the term of this Lease.

      19.  Quiet Enjoyment.  If Tenant pays rental and other charges herein
           ---------------
provided and shall perform all of the covenants and agreements herein stipulated to be performed on the Tenant's part, Tenant shall, at all times during the term of this Lease, have the peaceable and quiet enjoyment and possession of the Leased Premises without any manner of hindrance from Landlord or any persons lawfully claiming through Landlord, except as to any portion of the Leased Premises as may be taken under the power of eminent domain.

      20.  Notices.  All notices, demands and requests which may be or are
           -------
required to be given hereunder shall be given in writing and shall be deemed to have been duly given as of the date of receipt or refusal of mailing if sent by postage prepaid, first class, United States registered or certified mail, return receipt requested or by personal messenger, evidenced by written receipt, to each of the parties at the following places, or to such other places as either party hereto may for itself designate in writing from time to time for the purpose of receiving notices hereunder:

THE BUNCHER COMPANY                     WESCO DISTRIBUTION, INC.
c/o Buncher Management Agency, Inc.     Commerce Court, Suite 700
5600 Forward Avenue                     Four Station Square
P.O. Box 81930                          Pittsburgh, PA 15219
Pittsburgh, PA 15217-0930               Attn: Real Estate Manager

      22.  Entire Agreement.  This Lease constitutes and contains the entire and
           ----------------
only agreement between the parties, and supersedes and cancels any and all pre-existing agreements and understandings between the parties relating to the subject matter hereof. No representation, inducement, promise, condition or warranty not set forth herein has been made or relied upon by either party.

      23.  Subordination.  This Lease is subject and subordinate to all ground
           -------------
or underlying leases and to all mortgages which may now or hereafter affect the Leased Premises, and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required; however, in confirmation of such subordination Tenant shall execute promptly any certificate to that effect upon reasonable request by Landlord.

      24.  Limitation of Landlord.  Notwithstanding the provisions hereof, the
           ----------------------
term "Landlord" as used in this Lease means only the holder, for the time being, of Landlord's interest under this Lease so that in the event of any transfer of title to the Leased Premises to a party assuming Landlord's obligations hereunder Landlord shall be and hereby is entirely freed and relieved of all obligations of Landlord hereunder accruing after such transfer, and it shall be deemed without further agreement between the parties that such grantee, transferee or assignee has assumed and agreed to observe and perform all obligations of Landlord hereunder arising during the period it is the holder of Landlord's interest hereunder.

      25.  Force Majeure.  Landlord shall not be liable to Tenant and shall not
           -------------
be in default under this Lease in any manner by reason of delay in performance of any covenant or condition in this Lease, if any such delay is caused by present or future governmental regulations, restrictions, strikes, lockouts, unusual unavailability of materials or labor, severe adverse weather conditions, or by any other reason or reasons, whether similar or not to foregoing, which delays are beyond the reasonable control of Landlord, provided that Landlord shall use Landlord's best efforts to overcome the same.

      26.  Attachments.  Attached to this Lease and made a part hereof, and
           -----------
initialed on behalf of both parties simultaneously with the execution of this Lease, are Exhibits A through C inclusive, and Rider pages 1 through 10 inclusive.

      27.  Governing Law.  This Lease shall be construed, governed and enforced
           -------------
in accordance with the laws of the Commonwealth of Pennsylvania.

      28.  Separability.  If any term or provision of this Lease, or the
           ------------
application thereof to any party or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to parties or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

      29.  Cumulative Remedies.  The specified remedies to which Landlord or
           -------------------
Tenant may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord or Tenant may be lawfully entitled in case of any breach by Landlord or Tenant of any provision of this Lease. Failure of Landlord or Tenant to insist in any one or more cases upon the strict performance of any of the covenants of this Lease shall not be construed as a waiver or a relinquishment for the future of such covenant. A receipt by Landlord of rent with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord or any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. In addition to the other remedies in this Lease provided, Landlord or Tenant shall be entitled to the restraint by injunction of the violation, or attempted or threatened violation, of any of the covenants, conditions or provisions of this Lease. Nothing in this Lease shall give either party the right to terminate this Lease except as otherwise specifically set forth in this Lease.

      30.  Amendments.  This Lease may be amended, modified, renewed, extended,
           ----------
cancelled or terminated only by a written instrument duly executed by both of the parties hereto.

      31.  Provisions Construed As Covenants.  All the provisions of this Lease,
           ---------------------------------
insofar as they are applicable to either or both of the parties hereto, shall be taken and construed as the covenant or covenants of such party or parties respectively to do or perform the thing or act specified or not to do the act or thing inhibited.

      32.  Binding Effect.  The provisions of this Lease shall be binding upon
           --------------
and shall inure to the benefit of the parties hereto and their respective successors and assigns; subject, nevertheless, to the restrictions on assignment by Tenant as set forth in section 6 hereof and to the provisions of section 24 hereof.

      33.  Reservations Roads and Utilities.  Landlord reserves for itself and
           --------------------------------
all tenants, the use of access roads and of utilities, and the right to make additional connections, as Landlord may deem necessary, without unreasonable interference with the operations of Tenant.

      34. Acceptance of possession of the Leased Premises or opening the same for business shall be conclusive evidence that the Leased Premises are and were in good order and condition on the Commencement Date.

      35.  Tenant shall have the non-exclusive right to the use of the fifty
(50) foot driveway in the area shaded in green on Exhibit A attached hereto which driveway may be used in common with Landlord, Tenant and other respective tenants, their employees, invitees and business visitors for pedestrian and vehicular traffic.

     WITNESS the due execution hereof.

ATTEST:                             THE BUNCHER COMPANY


       /s/                          By    /s/
--------------------------            -----------------------------
       Secretary                             President


ATTEST:                             WESCO DISTRIBUTION, INC.


       /s/                          By    /s/
--------------------------            -----------------------------
     Assistant Secretary              Steven A. Burleson, Treasurer

                                   RIDER TO
                           AGREEMENT OF LEASE DATED
                       SEPTEMBER 4, 1997 BY AND BETWEEN
                     THE BUNCHER COMPANY, AS LANDLORD, AND
                      WESCO DISTRIBUTION, INC., AS TENANT

     This Rider is attached to and made a part of the Agreement of Lease referred to above. To the extent any inconsistencies exist between the provisions of this Rider and the foregoing printed portions of the Agreement of Lease referred to above, the provisions of this Rider shall govern. All terms defined in the foregoing printed provisions of the Agreement of Lease shall have the same meanings herein as in the foregoing printed provisions unless otherwise set forth herein. The term "this Lease" shall mean the foregoing printed provisions as modified, amended and/or supplemented by this Rider.

     1. TERMINATION OF EXISTING LEASE: Tenant is presently leasing other property of Landlord under that certain Agreement of Lease dated June 30, 1997 (the "Old Lease"). The Old Lease and the term thereof shall terminate seven (7) days after the Commencement Date or the Beginning Date, if applicable, as though such date was the scheduled expiration date of the Old Lease except Tenant shall have no obligation for the payment of rental under the Old Lease for the seven
(7) day period after the Commencement Date or the Beginning Date, if applicable, of this Lease.

     2. COMPLETION: (A) Landlord shall use Landlord's best efforts to substantially complete, at Landlord's cost and expense, the tenant improvements described on Exhibit B attached hereto and made a part hereof (the "Tenant Improvements") prior to the Commencement Date. If the Tenant Improvements are not so completed, this Lease shall remain in full force and effect except that rental, taxes, insurance, utility payments and other sums due as additional rental under this Lease shall not commence until the seventh (7th) day (hereinafter known as the "Beginning Date") after Landlord has provided written notice to Tenant ("Letter Amendment") setting forth (i) that the Tenant Improvements are substantially completed and the Leased Premises are ready for occupancy, (ii) that a certificate of occupancy has been issued by the applicable governmental authorities, (iii) the actual Beginning Date, the actual Commencement Date and expiration date of the term of this Lease, and (iv) subject to paragraph 3 of this Rider, the dates and amounts of the rental payments due hereunder. The Letter Amendment when issued as provided herein shall be incorporated into and made a part of this Lease. If the Beginning Date is other than the first day of a month, Tenant shall pay to Landlord as rental the sum of $601.02 for each day from the Beginning Date to the first day of the month following the Beginning Date, and the initial term shall run for a full sixty (60) months from the first day of the month following the Beginning Date so as to end on the last day of the sixtieth (60th) full month after the Beginning Date.

     (B) If the Tenant Improvements are substantially completed more than seven (7) days prior to the scheduled Commencement Date, the Beginning Date shall be the seventh (7th) day after Tenant has been notified that the Tenant Improvements are so completed and there shall be no change in the Commencement Date or the expiration date as set forth in the printed portion of this Lease. Tenant shall pay to Landlord as rental for the Leased Premises the sum of $601.02 for each day from the Beginning Date to the Commencement Date.

     All terms and conditions of this Lease shall be effective from the Beginning Date as though the term of this Lease had commenced on the Beginning Date except that the expiration date of the initial term shall be as provided above in this paragraph.

     3. RENTAL: Tenant shall pay to Landlord as rental for the Leased Premises the following amounts at the following times:

     (A) On the first day of the first full calendar month of the initial term of this Lease following the

          Beginning Date, if applicable, Tenant shall pay to Landlord as rental for the Leased Premises the per diem rental, if any, as set forth in paragraph 2(A) and paragraph 2(B) of this Rider.

     (B) Beginning on October 1, 1997, or if later, on the first day of the first (lst) full calendar month of the initial term of this Lease (i.e., the first day of the month following the Beginning Date), and on the first day of each calendar month thereafter until October 1, 1999, or the first day of the twenty-fifth (25th) full calendar month following the Beginning Date, if applicable, Tenant shall pay to Landlord as monthly rental for the Leased Premises the amount of $18,280.94.

     (C)  Beginning on October 1, 1999 or on the first day of the twenty-fifth
          (25th) full calendar month of the initial term of this Lease following the Beginning Date, if applicable, and on the first day of each calendar month thereafter until October 1, 2000 or the first day of the thirty-seventh (37th) full calendar month following the Beginning Date, if applicable, Tenant shall pay to Landlord as monthly rental for the Leased Premises the amount of $19,499.67.

     (D) Beginning on October 1, 2000, or on the first day of the thirty-seventh (37th) full calendar month of the initial term of this Lease following the Beginning Date, if applicable, and on the first day of each calendar month thereafter during the remainder of the initial term of this Lease, Tenant shall pay to Landlord as monthly rental for the Leased Premises the amount of $20,718.40.

     The rentals as determined under 3(B), 3(C) and 3(D) above shall be payable in advance, without demand, deduction or set off. All rentals and other sums payable hereunder shall be paid to Landlord's agent, Buncher Management Agency, Inc.,

5600 Forward Avenue, P.0. Box #81930, Pittsburgh, Pennsylvania 15217-0930 or at such other place or to such other person as may be designated by Landlord in writing.

     4. MAINTENANCE AND REPAIR: During the term of this Lease, Tenant, at its sole cost and expense, shall procure a satisfactory maintenance contract with an authorized service company for the HVAC equipment serving the Leased Premises and keep records of service to the HVAC system for Landlord's review.

     Landlord will assign to Tenant at the commencement of the term of this Lease, the benefits of all assignable manufacturer's warranties, if any, covering the equipment serving the Leased Premises and will grant to Tenant a one (1) year warranty of the workmanship and materials installed by Landlord from any defects unless caused by lack of maintenance by Tenant or any act or negligence of Tenant or those acting under Tenant.

     Tenant understands and acknowledges that the Leased Premises is a part of a commerce park being developed by Landlord. Landlord reserves the right to institute reasonable rules and regulations governing the maintenance of the Leased Premises and the commerce park which Tenant agrees to observe.

     In addition to Tenant's obligation for maintenance and repair of the Leased Premises as set forth in the first paragraph of section 4 of the printed portion of this Lease, Tenant shall, at Tenant's sole cost and expense, comply with all governmental laws and regulations, including but not limited to local, state, federal administrative requirements and regulations, relating to Tenant's use and occupancy of the Leased Premises and the business conducted therein and thereon including without limitations compliance with laws relating to accessibility to, usability by and discrimination against disabled individuals.

     5. ASSIGNMENT AND SUBLETTING: Notwithstanding any provision to the contrary contained in section 6 of the printed portion of this Lease, Tenant may without Landlord's consent assign this Lease or sublet the Leased Premises or any part thereof to any subsidiary or affiliate of Tenant provided Tenant notifies Landlord in writing of its intention to so assign or sublet. For the purpose of this paragraph 5, the terms "subsidiary and affiliate" shall be defined as any corporation or entity which controls Tenant, is controlled by Tenant or is under the common control with Tenant by the same parent corporation or other entity, or any corporation into which Tenant may be merged or consolidated or which purchases all or substantially all of the assets of Tenant.

     6. INSURANCE: Tenant and Landlord agree that the Leased Premises is a portion of Landlord's building (the "Building"), more particularly shown on Exhibit A attached hereto.

     Landlord shall maintain fire and extended coverage insurance on the Building for its replacement value in such amounts as Landlord may from time to time reasonably determine. Within fifteen (15) days after Landlord provides to Tenant supporting documentation of the reasonable cost of insuring the Building, Tenant will pay to Landlord as additional rental hereunder, Tenant's pro rata share of the insurance premium paid or payable by Landlord for so insuring the Building. Tenant's pro rata share of such insurance premium shall be based on the number of square feet of space in the Building portion of the Leased Premises to the number of square feet of space in the Building as the same may exist from time to time. As currently calculated, Tenant's pro rata share is determined as follows: i.e., 58,499 square feet divided by 99,475 square feet or 58.81%. In addition, Tenant shall be liable for any increase in such insurance premiums resulting from Tenant's use of the Leased Premises. Tenant shall be responsible for insuring against any loss to Tenant's own fixtures and contents in or about the Leased Premises. If the Leased Premises is damaged as a result of an insured risk, Tenant shall be responsible for its proportionate share of the deductible portion of Landlord's insurance coverage which deductible is currently $1,000.00.

     In addition to the insurance requirements set forth in section 8 of the printed portion of this Lease, Tenant shall maintain during the term of this Lease or any extension thereof worker's compensation and employee's liability insurance at the statutory limits on its employees at the leased Premises and shall indemnify and hold harmless Landlord from and against any and all expenses connected with claims made by Tenant's employees for injuries incurred at the Leased Premises.

     7. TAXES: The parties hereto acknowledge that the assessment for real estate taxes for the Leased Premises is included in the assessment for all buildings and the entire land area (collectively hereinafter called the "Property") of which the Leased Premises is a part. The Property is more particularly identified on the tax records as Parcel Number 69-165-0155-000.

     Tenant shall pay to Landlord its allocated share of the real estate taxes on the Property as the same shall be determined by Landlord from time to time during the term of the Lease.

     Upon the execution of this Lease by the parties hereto, Landlord shall make application to the Beaver County and the Freedom Area School District for abatement of real estate taxes under the existing regulations of each named body pursuant to the Local Economic Revitalization Tax Assistant Act. The present rate of tax abatement for each named body is set forth on Exhibit C attached hereto and made a part hereof. Tenant shall receive the benefit of the tax abatement, if any, as approved by each named body.

     Landlord shall provide Tenant at the time of invoice, supporting documentation of Tenant's allocable share of the real estate taxes.

     8. LANDLORD'S INDEMNITY: Landlord shall, indemnify, hold harmless and defend Tenant from and against any and all costs, expenses, liabilities, injuries, losses, damages, suits, actions, fines, penalties, claims, or demands of any kind which are asserted by or on behalf of any person, arising out of or in any way connected with any accident, death or personal injury, or damage to property, that shall occur in or about the Leased Premises which results from or is caused by the sole negligence or willful misconduct of Landlord, its employees, contractors, agents or invitees.

     9. HAZARDOUS SUBSTANCES: Tenant shall not cause, permit or allow any Hazardous Substance to be generated, emitted, discharged, released or disposed of, on, in or from the Leased Premises by Tenant, Tenant's agents, employees, contractors, invitees or those holding under Tenant. Tenant shall comply with all Environmental Laws governing or relating to the generation, transportation, use, storage, emission, discharge, release, threatened release or disposal of Hazardous Substances with respect to the use and occupancy of the Leased Premises or the condition thereof. Without limitation of the foregoing, if Tenant causes, permits or allows the emission, discharge, release, threatened release or disposal of any Hazardous Substance from, on or in the Leased Premises (hereinafter called the "Contamination") in violation of any Environmental Laws, Tenant shall promptly, at its sole cost and expense, take any and all actions necessary to remediate and/or remove Contamination and to comply with the Environmental Laws.

     Tenant shall defend, indemnify and hold Landlord harmless from and against all claims, damages, remedial or removal actions or obligations, fines, judgments, liens, penalties, costs, expenses, diminished property value, lost or diminished rental revenue, liabilities or losses of any kind asserted against, or suffered or incurred by, Tenant and/or Landlord resulting directly or indirectly from the presence, generation, transportation, use, storage, emission, discharge, release, threatened release or disposal of Hazardous Substances on, in or from the Leased Premises, provided, however, that Tenant's indemnity hereunder shall not extend to Contamination existing on the Leased Premises prior to the date of this Lease and for Contamination of the Leased

Premises directly attributable to or Contamination caused by landlord or any unrelated third party without the consent or knowledge of Tenant or under Tenant's control. The provisions of the foregoing sentence shall survive the termination of this Lease.

     Landlord shall defend, indemnify and hold Tenant harmless from and against all claims, damages, remedial or removal actions or obligations, fines, judgments, liens, penalties, costs, expenses, diminished property value, lost or diminished rental revenue, liabilities or losses of any kind asserted against, or suffered or incurred by Tenant resulting directly or indirectly from the presence, generation, transportation, use, storage, emission, discharge, release, threatened release or disposal of Hazardous Substances on, in or from the Leased Premises by Landlord, its employees, agents or authorized representatives or resulting from Landlord's construction, use or occupancy of the Leased Premises. The provisions of the foregoing sentence shall survive the termination of this Lease.

     As used herein, the term "Hazardous Substance" or "Hazardous Substances" shall mean any and all substances or materials which are defined as or listed as "hazardous materials", "toxic substances", "hazardous air pollutants", "toxic pollutants", "pollutants", and/or "contaminants" as those terms are used, defined or listed under any Environmental Laws. As used herein the term "Hazardous Substance" shall also include any petroleum product, including gasoline, diesel fuel, motor oil and waste oil.

     As used herein the term "Environmental Laws" shall mean any federal, state or local law, statute, ordinance, rule, order, regulation, injunction, writ or decree now or hereafter existing which governs or otherwise relates to the generation, transportation, use, storage, emission, discharge, release, threatened release or disposal of Hazardous Substances including, without limitation, the Resource, Conservation and Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act, the Hazardous Materials

Transportation Act, the Toxic Substances Control Act, the Clean Air Act and the Clean Water Act.

     10. RENEWAL OPTION: Tenant shall have the right and option to extend the initial term of the Lease for one (1) additional term of five (5) years (the "Renewal Term") to commence immediately following the expiration of the initial term. Tenant may exercise the right for the Renewal Term only by delivering to Landlord written notice of Tenant's exercise of such right no less than one (1) year prior to the expiration of the initial term. The terms and conditions of this Lease shall continue in full force and effect for the Renewal Term, except that the monthly rental for the Renewal Term shall be determined pursuant to the following formula:

Monthly Rental = $19,499.67 X CPI in effect on the
for the Renewal               expiration date of the
Term                          initial term
                 Divided by   __________________________
                              CPI on October 1, 1997

     Notwithstanding the result of the above calculation, the monthly rental for the Renewal Term shall not be less than $20,718.40 per month.

     The CPI, as referred to herein, means the Consumer Price Index for all Urban Consumers 1984=100 relating to the Pittsburgh Metropolitan area, as issued by the Bureau of Labor Statistics of the United States Department of Labor, or any successor to the function thereof. In the event of the conversion of the CPI to a different standard reference base or any other revision thereof, the determination hereunder shall be made with the use of such Bureau of Labor Statistics or successor to the functions thereof or in the absence of the publication of such conversion factor, such formula or table as the parties shall mutually designate.

     The foregoing option and right to extend the term of this Lease for the Renewal Term as herein provided is subject to (i) Tenant's timely exercise of this option as herein provided, (ii) WESCO Distribution, Inc., or its subsidiary or affiliate themselves being in full possession of the Leased Premises one (1) year prior to the expiration date of the Extended Term and at the commencement of the Renewal Term and (iii) Tenant not being in material default at the time of the exercise of such option or at the commencement of the Renewal Term. If Tenant does not satisfy conditions (ii) and (iii) above, Landlord at its option may terminate this Lease effective on the day preceding the commencement of the Renewal Term.

     11. BROKERAGE: Except as provided below, Landlord and Tenant each hereby warrants to the other that no real estate broker has been involved in this transaction on its behalf and that no finder's fees or real estate commissions have been earned by any third party. Tenant agrees to indemnify Landlord and Landlord hereby agrees to indemnify Tenant for any liability or claims for commissions or fees arising from a breach of this warranty. The only real estate broker involved in this transaction is Galbreath Company, whose commissions or fees with respect to this transaction, shall be paid by Landlord.

     12. TERMINATION BY TENANT: Tenant shall have a one time right during the initial term of this Lease to terminate this Lease and the term thereof on the later of March 31, 2000 or the last day of the thirtieth (30th) full month of the term of the Lease (the "Early Out Date") by providing Landlord with not less than six (6) months' prior written notice of its intention to so terminate this Lease and the payment to Landlord not less than three (3) months prior to the Early Out Date, the amount of $116,998.02. Upon the timely giving of notice and the payment of the said amount, this Lease and the term thereof shall terminate on the Early Out Date as though said date was the scheduled date for the expiration of the term of this Lease.

     13. PARKING: Tenant shall have the exclusive right to the use of the parking areas located within the Leased

Premises as shown outlined in red on Exhibit A attached hereto.

     14. COMMON AREA MAINTENANCE: A. Landlord shall, at its sole cost and expense (i) maintain in reasonably good condition and repair, when necessary as determined by Landlord, the driveway shown shaded in green on Exhibit A and the parking lots shown on Exhibit A attached hereto located on the Property and (ii) maintain the landscape areas located within the Property but not included in Tenant's Leased Premises or in the Leased Premises of other Tenants in the Building. The driveway, the parking lots and the landscape areas are collectively hereinafter called the "Common Areas".

     Tenant shall pay to Landlord a monthly charge (the "CAM Charge"), as reasonably determined from time to time by Landlord, being Tenant's allocable share of the Common Area Expense, as hereinafter defined, to reimburse Landlord for Tenant's allocable share of Landlord's costs of maintaining the Common Areas. As used herein, "Common Area Expenses" shall mean all reasonable costs and expenses incurred by Landlord of whatever nature for maintaining the Common Area including but not limited to a reasonable reserve for the replacement of the asphalt surfaces of the Common Areas. All capital repairs and replacements shall be amortized in accordance with GAAP.

     Beginning on the Commencement Date, Tenant shall pay to Landlord, as additional rental, a CAM Charge of $731.24 per month (said amount being Landlord's estimate of Common Area Expenses allocable to Tenant for 1997). The CAM Charge shall be subject to adjustment at the end of each calendar year during the term of the Lease based upon the actual Common Area Expenses incurred by Landlord during the previous calendar year and an estimate of Common Area Expenses for the ensuing calendar year.

     Landlord shall provide Tenant within sixty (60) days after each calendar year proper documentation to support said CAM Charge and the Common Area Expenses.

     B. ADJUSTMENT MECHANISM: During each calendar year following the first calendar year, but no later than sixty (60) days following each calendar year, Landlord shall submit a statement supported by reasonable documentation setting forth the amount of the Common Area Expenses and Tenant's allocable share of the Common Area Expenses and the difference if any between the amount actually owed by Tenant and the amount actually paid by Tenant in accordance with this paragraph 14. Landlord agrees to keep books and records documenting Common Area Expenses. Tenant shall have the right for a period of one (1) year after Landlord has submitted said statements, at Tenant's cost, to inspect Landlord's statement of Common Area Expenses after reasonable notice during normal operating hours. If Tenant owes Landlord the difference, Tenant shall pay the difference as additional rental within thirty (30) days of billing by Landlord. If Landlord owes Tenant the difference, Tenant shall receive a credit for such amount against Tenant's next ensuing monthly CAM Charge payments. Tenant's covenant to pay Tenant's allocable share of the Common Area Expenses for the term of this Lease or any extension thereof shall survive the expiration or early termination of this Lease.

     15. DAMAGE OR DESTRUCTION: Notwithstanding the provisions of section 15 of the printed portion of this Lease, if the Improvements shall be destroyed or in the judgment of Landlord substantially damaged by insured casualty during the last year of the term of this Lease, and in Landlord's sole reasonable judgment cannot be repaired or restored within ninety (90) days after the happening of such event, then either party may, within thirty (30) days after the occurrence of such damage or destruction, cancel and terminate this Lease by giving written notice to the other, and if such notice is given, this Lease shall expire as of the date of such destruction with the same effect as though that date was the date of the expiration of the term of this Lease, rental hereunder shall abate as of the date of such damage or destruction, Landlord shall be entitled to retain all insurance proceeds resulting from such damage or destruction, Landlord shall refund to Tenant any unearned rent paid in advance, and Tenant shall as expeditiously as is reasonable under the circumstances remove such of its property as it is required to remove under the provisions of section 12 hereof and shall surrender the Leased Premises to Landlord who may enter upon and repossess the same, and all further liability by Tenant and Landlord hereunder shall thereupon cease. If this Lease is not so canceled and terminated, the provisions of the foregoing paragraphs of section 15 shall control.

     16. DEFAULTS AND REMEDIES: If Landlord fails to perform any of the covenants and conditions of this Lease to be kept, observed or performed by Landlord, and such failure shall not have been cured within thirty (30) days after notice and demand, or in the event the default is of such a nature that it cannot be cured within thirty (30) days and Landlord has not taken reasonable steps to cure said default, then, Tenant shall have the right to exercise any and all rights and remedies available to it at law or in equity, including, but not limited to, the right to enjoin a breach or threatened breach of this Lease in a court of competent jurisdiction.

     WITNESS the due execution hereof as of the date of the foregoing Agreement of Lease.

ATTEST:                                 THE BUNCHER COMPANY


       /s/                                 /s/
------------------------                ---------------------------
Exec. Vice Pres. &                           President
Secretary
(Corporate Seal)

ATTEST:                                 WESCO DISTRIBUTION, INC.


       /s/                              /s/
------------------------                ---------------------------
Assistant Secretary                     Steven A. Burleson, Treasurer

                     FIRST AMENDMENT TO AGREEMENT OF LEASE

                     MADE THIS 24TH DAY OF SEPTEMBER, 1997

                                BY AND BETWEEN

     THE BUNCHER COMPANY (hereinafter called "Landlord"), a Pennsylvania corporation having its principal place of business in Allegheny County, Pennsylvania

                                      AND

     WESCO DISTRIBUTION, INC. (hereinafter called "Tenant"), a Delaware corporation having its principal place of business in the City of Pittsburgh, Allegheny County, Pennsylvania

     WHEREAS, the parties hereto have entered into a certain Agreement of Lease (the "Lease") dated September 4, 1997 covering certain property located in the Township of New Sewickley, Beaver County, Pennsylvania and more particularly described in the Lease (the "Leased Premises"); and

     WHEREAS, all terms defined in the Lease and used herein shall have the same meaning herein as in the Lease unless otherwise provided herein; and

     WHEREAS, the parties desire to amend the Lease to (i) provide that Landlord shall perform or cause to perform certain additional work (the "Additional Improvements") in or about the Leased Premises and (ii) increase the monthly rental for the Leased Premises to amortize the cost of the Additional Improvements over the initial term of the Lease.

     NOW, THEREFORE, in consideration of the premises and intending to be legally bound, the parties hereto promise, covenant and agree as follows:

     1. COMPLETION OF ADDITIONAL IMPROVEMENTS: Landlord shall, at its sole cost and expense, complete the Additional Improvements to the Leased Premises on or before the

Commencement Date or Beginning Date, if applicable, of the Lease. As used herein the Additional Improvements shall include (i) the construction of a concrete ramp at the drive-in door and (ii) the installation of one (1) 110 volt duplex outlet at each of the following column locations in the warehouse, i.e., columns: C-5, C-11, F-5 and F-11.

     2. AMORTIZATION PAYMENTS: Beginning on the Commencement Date or on the first day of the first full calendar month of the initial term of the Lease following the Beginning Date, if applicable, and on the first day of each calendar month thereafter during the initial term of the Lease, Tenant shall pay to Landlord as additional rental in addition to rental and other sums otherwise payable under the Lease, the amount of $353.79 per month which amount represents the amount required to amortize the agreed upon cost of the Additional Improvements, including interest, over the initial term of the Lease. If Tenant exercises its right to terminate the Lease as provided under paragraph 12 of the Rider to Agreement of Lease, Tenant shall pay to Landlord three (3) months prior to the Early Out Date the amount of $9,299.39 (the unamortized cost of the Additional Improvements at the end of the thirtieth (30th) month of the initial term of the Lease), in addition to all other sums payable by Tenant as set forth in the Lease.

     3. Except as amended and supplemented hereby, all terms and conditions of the Lease shall remain in full force and effect.

     WITNESS the due execution hereof as of the date of the foregoing Agreement of Lease.

ATTEST:                                 THE BUNCHER COMPANY


  /s/                                     /s/
-----------------------------           -----------------------------
Exec. V.P. & Secretary                  President
(Corporate Seal)

ATTEST:                                 WESCO DISTRIBUTION, INC.


  /s/                                     /s/
-----------------------------           -----------------------------
Assistant Secretary                     Steven A. Burleson, Treasurer
(Corporate Seal)